UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2007 - June 30, 2007

Item 1. Reports to Shareholders

Royce Capital Fund — Micro-Cap Portfolio Royce Capital Fund — Small-Cap Portfolio	SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

This page is not part of the 2007 Semiannual Report to Shareholders | 1

Performance and Expenses	Through June 30, 2007

	Average Annual Total Returns

				Since		Annual Operating
Fund	1-Year	5-Year	10-Year	Inception		Expenses

Royce Capital Fund — Micro-Cap Portfolio	18.82%	15.64%	17.98%	17.50%	(12/27/96)	1.31%

Royce Capital Fund — Small-Cap Portfolio	22.12	14.91	15.54	15.96	(12/27/96)	1.08%

Russell 2000	16.43	13.88	9.06	n/a		n/a

Important Performance, Expense and Risk Information

All performance information in this Review reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for changes or expenses of the variable contracts of retirement plans investing in the Fund. Current month-end performance may be obtained at www.roycefunds.com. All performance, risk and expense information reflects results of each Fund’s Investment Class. Shares of the Funds’ Service Class bear an annual distribution expense that is not borne by the Funds’ Investment Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Investment Class of the Fund’s most current prospectus and include management fees and other expenses. The Royce Funds invest primarily in securities of mid-, small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 Index is an unmanaged index of domestic small capitalization stocks.

2 | This page is not part of the 2007 Semiannual Report to Shareholders

Letter to Our Shareholders

Rolling Stone Blues

At first blush, the mid-point of 2007 looked very similar to the end of 2006. The economy’s condition was mostly positive, interest rates remained low and global liquidity levels remained flush following some vexing signs of contraction earlier in the year. The stock market kept moving mostly upwards, and the long bull market for small-caps in particular showed few signs of slowing down prior to July of this year. What’s new for 2007 is that larger companies have emerged in the short run as market leaders, though the margin of outperformance versus small-cap both year-to-date and for the one-year period ended June 30 was not enormous. Within small-cap, there has been a move toward larger, arguably higher-quality companies that’s distinct from the generally better returns achieved by more speculative issues in 2006. The overall direction remained positive for smaller companies, as it did for stocks as a whole. Equity investors continued to benefit from a remarkable run that included more of the overall market than is usually thought, small-cap having long since stolen the headlines from its larger peers as “The Only Asset Class Worth Owning” in some quarters.
   Like the Rolling Stones, the bull market just kept going and going and going, almost automatic in its overall upward movement, its success seemingly taken for granted, with so many investors sure that the big hits would not fade away. As value investors, prone to a cautious, if not pessimistic, temperament, this blissful confidence on the part of certain observers was the object of our skepticism. Our view for the past few years has been that the bull market was nearly out of time. Although the market has so far seen fit to prove us wrong (though July’s correction could be a sign of things to come), we remain convinced

One of the advantages of employing an all-weather strategy to select smaller company stocks is that we continue to do what we have always done regardless of the market’s behavior. When smaller company stock prices were on the rise, it was more challenging to find the compelling values that have always been our stock in trade, but the search goes on whether the overall small-cap market is moving up or down.

This page is not part of the 2007 Semiannual Report to Shareholders | 3

Letter to Our Shareholders

that a more historically typical correction of 15% or better is in the near future for smaller companies. The positive-performance phase that began in the fall of 2002 was interrupted by only two corrections in the 10%-14% range—one in 2004-5 and another in 2006—and a handful of others that were shy of double digits. To paraphrase the poet, the course of true market cycles never did run smooth. At least not as smooth as this current cycle. And to us, this was a warning. As we saw in July, when stock prices fell harder than they did during any other month this year, things can change very quickly. Along with our belief in regression to the mean, our conviction that markets are inherently cyclical is too firm to counter any temptation to abandon the lessons of history.

Over the past decade or so the
growth in the number and variety of
equity market indices has been
explosive. Russell, Standard & Poor’s
(“S&P”), Wilshire, and Barra have all
become accepted names in the equity
world with stables of various indices.
Considering the burgeoning number
and scope of equity market indices, it
is critical that investors better under-
stand the composition, attribution
and construction methodology among
similar equity market indices.

As the Standard & Poor’s 500
index recently celebrated its 50th
anniversary, we thought that it
might be helpful to delve into the
particulars of the more prominent
small-cap indices, and how we at The
Royce Funds view them. Two of the
most prominent are the Russell 2000
and the S&P SmallCap 600, both
widely accepted benchmarks for
small-cap equities. Yet each is differ-
ent in composition, attribution and
construction methodology.
     As active small-cap managers with large stakes throughout the small-cap universe, perhaps we should be more consistently happy with a market that before July had been gathering no moss and few, if any bears. Maybe we should try a little harder to relax and simply enjoy the good times. Make no mistake, we are mostly very pleased—and more than happy to reap the benefits of the robust returns that smaller stocks have been providing since the most recent small-cap market trough in October 2002. However, as the small-cap bull stampeded its way toward a fifth full year, we were also in the midst of our own 19th Nervous Breakdown (and at least as many bear market predictions) as we awaited what seemed to us an inevitable small-cap downturn. Even as the market was swaying to higher and higher levels, we could not escape the nagging and persistent reality that historically strong bull markets often give way to serious corrections, and the longer the good times last, the more likely it seems that the bear’s bite will be deep. Of course, one of the advantages of employing an all-weather strategy to select smaller company stocks is that we

The Russell 2000 index is the oldest—
dating back to 1979—and broadest
of the two small-cap indices. It meas-
ures the performance of the 2,000
smallest companies in the Russell 3000
Index (which represents 99% of the

Continued on page 6...
continue to do what we have always done regardless of the market’s behavior. When smaller company stock prices were on the rise, it was more challenging to find the compelling values that have always been our stock in trade, but the search goes on whether the overall small-cap market is moving up or down.

It’s All Over Now
If our call for overall lower returns has not yet panned out, and our prediction of a small-cap correction has thus far proved at best premature, we can take a small measure of comfort for

4 | This page is not part of the 2007 Semiannual Report to Shareholders our forecasting acumen in the emergence of large-cap as a market leader, a development we thought first looked likely by the beginning of 2006. As usually happens, the case for large-cap leadership took on a certain inevitability only with the gift of hindsight. In 2005, the large-cap S&P 500 and the small-cap Russell 2000 finished the year with near-identical results—the S&P 500 was up 4.9% while the Russell 2000 gained 4.6%. The large-cap index relinquished the performance crown in 2006 (+15.8% versus 18.4%), but small-cap regained its edge mostly through the courtesy of a torrid first quarter and a strong fourth quarter. In both 2006’s bearish second quarter and flat-to-down third quarter, the S&P 500 beat the Russell 2000, events we regarded as especially telling of a shift to large-cap leadership. That third-quarter outperformance (+5.7% versus +0.4%) was the key to giving the large-cap index an edge for the second half of 2006; it also contributed to large-cap outgaining small-cap for the one-year period ended 6/30/07, up 20.6% versus 16.4%.
We have been less focused on the leadership issue within small-cap than we are in the wider worlds of small- and large-cap in part because we do not limit ourselves in the broad small-cap universe by attaching labels to stocks such as “value” or “growth.”

       Two thousand seven has been different in terms of its first-half performance patterns, yet the end result through the end of June showed the S&P 500 ahead of its small-cap counterpart. During this year’s first quarter, a period that was positive for almost every segment of the stock market save certain small-cap growth companies and many micro-cap stocks, the S&P 500 gained a paltry 0.6% versus 2.0% for the Russell 2000. (The Nasdaq Composite, meanwhile, managed a 0.3% gain.) The second quarter saw higher returns spread more consistently throughout the market. Large-cap led small-cap, with the S&P 500 up 6.3% versus 4.4% for its small-cap sibling, while the Nasdaq Composite led both indices with a gain of 7.5%. For the year-to-date period ended 6/30/07, the Nasdaq Composite actually led, its 7.8% gain ahead of the S&P 500’s 7.0% return and the Russell 2000’s 6.5% showing.
       These first-half results, as well as the large- and small-cap indices’ one-year returns, were consistent with our thought that when large-cap stocks did finally assume a leadership role, the margin of outperformance would be slight. We remain committed to the idea that large-cap’s stay at the top should be brief, as frequent leadership rotation seems likely to roll on. Considering the recent status of large-cap’s leadership, it should come as no surprise that the long-term performance edge remained with smaller companies. The Russell 2000 outpaced the S&P 500 for the three-, five-, 10- and 15-year periods ended 6/30/07. In addition, the small-cap index outgained its large-cap counterpart in two-thirds of the S&P 500’s positive quarters in each three-, five- and 10-year period ended 6/30/07.

Not Fade Away
During the first half, a similar shift in leadership arrived via a different route between value and growth within small-cap. The Russell 2000 Value index had maintained a near-

This page is not part of the 2007 Semiannual Report to Shareholders | 5

U.S. equity market) and accounts for
approximately 8% of the total market
capitalization of the larger Russell
index. As of the end of June 2007,
the median market cap of the Russell
2000 was $695 million. The largest
company by market cap in the index
was $3.3 billion and the smallest was
$125 million. Companies with market
capitalizations in excess of $2.5
billion represented 6% of the index,
while micro-caps, which Royce defines
as companies with market capital-
izations less than $500 million,
comprised roughly 13% of the index.
In terms of attribution, Financial
Services represented the largest
sector weight in the index at the end
of June 2007, at 22.6%. Industrials
(autos and transportation, materials
and processing and producer durable)
and Consumer Discretionary followed,
with weightings of 21.5% and
19.2%, respectively.

Introduced in 1994, the S&P
SmallCap 600 is more concentrated
than the Russell 2000, consisting of
600 names that cover approximately
3% of the domestic equity market.
The median market cap of the S&P
SmallCap 600 was $820 million as of
the end of June 2007. The largest
company by market cap in the index
was $5.0 billion and the smallest was
$70 million. Companies with more
than $2.5 billion in market cap
comprised approximately 7%, while
micro-caps represented 20% of the
overall index. Industrials (materials
and processing and producer durable)
represented the largest sector
weighting in the index at 19.1%,

 Continued on page 8...

Letter to Our Shareholders

stranglehold on small-cap leadership until the first quarter of 2007, when it slipped under the thumb of its small-cap growth sibling. During both the first quarter (+1.5% versus +2.5%) and second quarter (+2.3% versus +6.7%), the Russell 2000 Value index lost ground to the Russell 2000 Growth index. Interestingly for us, value also underperformed growth from the interim small-cap peak on 2/22/07 through 6/30/07, down 0.8% compared to a gain of 2.9%. This consistent underperformance, even during the year’s more volatile periods, not only put small-cap value in second place for the year-to-date period ended 6/30/07 (+3.8% versus +9.3%), it also cost small-cap value the performance edge for the most recent 12-month period. For the one-year period ended 6/30/07, the Russell 2000 Value index was up 16.1% versus 16.8% for the Russell 2000 Growth index.
     Paralleling the performance patterns of small-cap versus large-cap, the Russell 2000 Value index maintained its lead over the Russell 2000 Growth index for longer-term periods. It bested small-cap growth for the three-, five-, 10-,15-, 20- and 25-year periods ended 6/30/07. A critical element in this performance edge came from small-cap value’s better performance during the nearly five-year bull-market period following the small-cap market trough in October 2002, and from its superior results from the previous small-cap market peak on 3/9/00 through 6/30/07. What gives us some pause about the current period is the relative strength of small-cap growth in the more volatile period from that February 2007 interim peak. This is in stark contrast to 2006, a period in which small-cap value beat small-cap growth in up, down and more mixed quarters. However, we have been less focused on the leadership issue within small-cap than we are in the wider worlds of small- and large-cap in part because we do not limit ourselves in the broad small-cap universe by attaching labels to stocks such as “value” or “growth.”

You Can’t Always Get What You Want
Indeed, the reality of small-cap’s status as a permanent, professional asset class—something that we are happy to report does not seem likely to change, even in the event of a correction more severe than what we think is probable—cuts both ways for us. The popularity of ETF’s and other index-based investments has played an important role in helping small-cap to be taken more seriously as an asset class. We also think that the related success of small-cap value approaches has been a factor in this growing esteem because a large number of investors saw that you could invest in small-cap stocks or indices with attractively low volatility scores. However, this has also created new tests for our purchase habits, in which we seek high-quality companies selling for bargain prices.
     Unquestionably, in our view, the major player in the extension of the small-cap bull market has been the vast amount of global liquidity. The world has been awash with capital looking for a profitable home, and that’s been an enormous factor in keeping stock prices afloat.

6 | This page is not part of the 2007 Semiannual Report to Shareholders

Many of the investment vehicles that have become increasingly better known—not just ETFs, but hedge funds, as well as merger and acquisition (M&A) and private equity activity—have been fueled to some degree by the large amounts of cash circling the globe. Global liquidity has worked to make M&A’s, leveraged buyouts and privatizations increasingly commonplace in the financial marketplace. The United States is in the midst of a mega-merger wave, with the number and size of the transactions exploding. During the first half of 2007, 15 companies in the S&P 500 announced takeovers, while 111 companies in the Russell 2000 had deals pending. Equally important, the trend has shown no signs of slowing down within the small-cap world.
     However mindful of the significance of these figures, we still do not believe that the extraordinary amount of global liquidity changes the rules of the road in the U.S. equity market, at least over the long run. Cyclicality remains the norm. Today’s small-cap market is no  different than large-cap was during the ’90s. Global liquidity has extended a wonderful bull market, but it cannot save the market from  history, which means that sooner  or later, the  good  times  will  end.  Smaller  companies   have   been, and  will continue to be, the target of private equity funds and larger companies flush with cash. Although it’s clear that M&A activity is not the primary driver of long-term performance, it has already had a hand in the extended run for a small-cap bull market. Yet once the bull market for acquisitions ends, the softening in demand could precipitate a more widespread correction in the very market whose bullish phase it helped to extend in the first place.

Time Is On Our Side
As we look forward, we almost find ourselves wishing for a serious, though short-lived, correction for smaller stocks.  We are  still buying  mostly on  short-term  dips,  which typically  do  not yield  the  sort of

We have never allowed our thoughts on the short- or intermediate-term forecasts for the market to cloud our stock selection process. Regardless of where we think the market may be headed next, the search for great values in smaller stocks goes on...

absolute value that we would ideally prefer. Our goal is to be fully invested, but with purchase decisions becoming harder and harder, it has not been easy. Yet that is the reality of the current market (at least as of this writing), so we make

This page is not part of the 2007 Semiannual Report to Shareholders | 7

followed by Information Technology at 17.1%, and Financial Services at 15.8% at the end of June 2007.	Letter to Our Shareholders

Another important difference between
the two indices is the respective
construction methodology. The S&P
SmallCap 600 is designed to be an
“efficient portfolio of companies that
meet specific inclusion criteria to
ensure that they are investable and
financially viable.” Inclusion in the
index is determined subjectively
by the S&P Index Committee, which
adds new stocks to the index based
not only on size, but also on financial
viability, liquidity, adequate float
size and other trading requirements.

In contrast, the Russell 2000
is more objective in nature; it has
no committee to determine
membership and stresses the need
to accurately represent the market
as it is. Kelly Haughton, strategic
director for the Russell Indices,
believes that “the market should
decide which stocks belong in an
index, especially if the index is to
provide an unbiased benchmark for
measuring the results of money
managers’ investment decisions.”

With differing composition, attribution
and construction, performance
can also vary dramatically. In fact,
examining the annual performance of
the two indices over the past 10
years shows that the spread has been
as wide as 1400 basis points in a
single calendar year. Still, we think
that the Russell 2000 and the
Standard & Poor’s SmallCap 600
Index are reasonable proxies of the
small capitalization world.

our adjustments and deal with what we have on a daily basis. And even as we remain highly concerned about a correction for smaller companies, we are also confident about the long-term prospects for our chosen asset class. Whether or not a decidedly bearish July marked the beginning of a correction, we are managing our portfolios with a long-term outlook and an absolute return bias. We have never allowed our thoughts on the short- or intermediate-term forecasts for the market to cloud our stock selection process. Regardless of where we think the market may be headed next, the search for great values in smaller stocks goes on, with the thought that our Funds can provide the kind of terrific long-term absolute returns that help our shareholders to build wealth.

Sincerely,

Charles M. Royce                             W. Whitney George                                       Jack E. Fockler, Jr.
        President                                        Vice President                                             Vice President

July 31, 2007

8 | This page is not part of the 2007 Semiannual Report to Shareholders

[This page intentionally left blank.]

This page is not part of the 2007 Semiannual Report to Shareholders | 9

10  |  Royce Capital Fund 2007 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Charles M. Royce, Trustee*, President
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 1996
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 52 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Senior Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Donald R. Dwight, Trustee
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Richard M. Galkin, Trustee
Age: 69 | Number of Funds Overseen: 25 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Trustee
Age: 72 | Number of Funds Overseen: 25 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Trustee
Age: 65 | Number of Funds Overseen: 41 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Chief Executive officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 61 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 55 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 48 | Tenure: Since 1996

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 49 | Tenure: Since 1996

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 45 | Tenure: Since 1996

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 40 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 47 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling 1-800-221-4268.

Royce Capital Fund 2007 Semiannual Report to Shareholders | 11

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			9.31%

One-Year			18.82

Three-Year			16.67

Five-Year			15.64

10-Year			17.98

Since Inception (12/27/96)			17.50

EXPENSE RATIO

Annual Operating Expenses			1.31%

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2006	21.1%	2001	29.7%

2005	11.6	2000	18.6

2004	13.9	1999	28.1

2003	49.2	1998	4.1

2002	-12.9	1997	21.2

TOP 10 POSITIONS % of Net Assets

Novamerican Steel			1.4%

Exponent			1.2

TTM Technologies			1.2

Bronco Drilling Company			1.1

Edge Petroleum			1.1

Tesco Corporation			1.1

Cavco Industries			1.0

True Religion Apparel			1.0

Gulf Island Fabrication			1.0

Dynamic Materials			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			16.8%

Natural Resources			16.0

Industrial Services			11.8

Health			11.1

Industrial Products			10.5

Consumer Services			5.2

Financial Intermediaries			4.2

Consumer Products			4.5

Financial Services			0.5

Miscellaneous			4.8

Cash and Cash Equivalents			14.6

Royce Capital Fund — Micro-Cap Portfolio

Managers’ Discussion
Although micro-cap stocks trailed their bigger siblings in the small-cap world, Royce Capital Fund—Micro-Cap Portfolio’s (RCM) diversified portfolio of diminutive companies fared well in the first half on both an absolute and relative basis. The Portfolio gained 9.3% for the year-to-date period ended 6/30/07, versus a return of 6.5% for its small-cap benchmark, the Russell 2000. The Fund’s strong absolute and relative showing was consistent during the first half of 2007. RCM gained 4.3% in the first quarter, compared to 2.0% for the Russell 2000. The Fund then narrowly outpaced the small-cap index during the second quarter, up 4.8% versus 4.4% for the benchmark. We were also pleased that RCM outgained its benchmark from the interim small-cap peak on 2/22/07 through 6/30/07, up 4.0% versus 1.0% for the Russell 2000.
     Although short-term results are of far less concern to us than market cycle and other long-term performances, it must also be allowed that short-term periods are the building blocks for attractive long-term returns. Certainly the Fund’s notable performance advantage in the most recent small-cap market cycle periods received a boost from its terrific first-half performance. From the previous small-cap market peak on 3/9/00 through 6/30/07, the Fund was up 225.9% compared to the Russell 2000’s 51.0% gain. During the more bullish phase from the small-cap market trough on 10/9/02 through 6/30/07, RCM gained 187.1% versus 169.9% for the small-cap benchmark. The Fund’s returns during these market cycle periods were equally impressive on an absolute basis, something of greater importance to us, as much as we like to beat our benchmark. RCM also outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/27/96) periods ended 6/30/07. The Fund’s average annual total return since inception was 17.5%.

     One very interesting development that we have seen over the last several months has been a performance disparity within the micro-cap sector. Roughly coinciding with the move to higher quality that we have observed in the upper tier of the small-cap world has been better performance from larger, more established micro-cap companies. This clearly benefited the Fund in the first half of 2007, as the Fund’s average market capitalization of $305 million is in the higher range of the micro-cap world. The Fund’s three best-performing sectors on a dollar basis were areas that we have long
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Tesco Corporation	$3,473,028

Novamerican Steel	2,848,356

Orchid Cellmark	2,354,785

Bioveris Corporation	2,332,821

Dendreon Corporation	2,190,481

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for changes or expenses of the variable contracts of retirement plans investing in the Fund. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RCM reflects Investment Class results. Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

12  |  Royce Capital Fund 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

believed house quality micro-cap companies—Natural Resources, Industrial Products, and Health. Tesco Corporation designs and manufactures oilfield products such as drilling and hydraulic systems. The firm reported record first-quarter earnings, which helped its already rising stock price to keep climbing. We reduced our position at increasing prices between March and May. Although silver and gold commodity prices were flat to down during the first half, several holdings in the precious metals and mining industry fared well. Copper and gold mining company Northern Orion Resources and African Platinum were both takeover candidates. Steel processor and distributor Novamerican Steel also attracted takeover attention. We’re guessing that 37 consecutive profitable quarters helped to make it attractive to its suitor. (Shortly after the acquisition was announced in June, the company made it 38.)
     Three healthcare companies were among the Fund’s best performers. DNA Testing company Orchid Cellmark posted better-than-expected earnings when new management implemented successful cost savings initiatives. We reduced our position in March and April, but continue to hold a good-sized stake because we believe that there are many long-term market opportunities for the firm. Bioveris Corporation makes its second consecutive appearance among the top five “Good Ideas That Worked,” though, sadly, it will not return. This bioanalytical devices maker was also acquired by a larger firm. We finished selling our position late in June. The share price of cancer treatment drug maker Dendreon Corporation more than doubled in late March when a promising vaccine for prostate cancer won key support. The increase led us to sell our stake in early April, which proved fortuitous when the efficacy of the treatment was questioned later that month. By May, its share price had come back to earth.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     We built up our position in women’s clothing store operator Cache during the second quarter as its price slumped from peak levels amidst disappointing sales and earnings, thinking that this well-run, conservatively capitalized retailer can rebound. We felt a little less certain about the long-term prospects for NetList, a maker of DRAM integrated circuits and other components. Its high-end niche products have had trouble for longer than we’d like and efforts to enter new markets may take longer than we expected. The wild card is the firm’s unique products, which remain promising, and the fact that it spent much of June trading for not much more than cash per share.

NetList	$2,200,639

Cache	2,092,769

TVI Corporation	1,688,973

Distributed Energy Systems	1,534,512

Shoe Pavilion	1,414,445

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$305 million

Weighted Average P/E Ratio			18.2x*

Weighted Average P/B Ratio			2.1x

Weighted Average Yield			0.5%

Fund Net Assets			$672 million

Number of Holdings			210

Symbol
Investment Class			RCMCX
Service Class			RCMSX

*Excludes 23% of portfolio holdings with zero or negative earnings as of 6/30/07.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RCM	15.64%	16.22	0.96

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Royce Capital Fund 2007 Semiannual Report to Shareholders  |  13

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			10.59%

One-Year			22.12

Three-Year			16.23

Five-Year			14.91

10-Year			15.54

Since Inception (12/27/96)			15.96

EXPENSE RATIO

Annual Operating Expenses			1.08%

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2006	15.6%	2001	21.0%

2005	8.6	2000	33.3

2004	25.0	1999	8.2

2003	41.1	1998	8.9

2002	-13.8	1997	17.1

TOP 10 POSITIONS % of Net Assets

Unit Corporation			2.4%

Oil States International			2.1

Knight Capital Group Cl. A			2.0

RC2 Corporation			1.9

St. Mary Land & Exploration			1.7

Chaparral Steel			1.6

Heidrick & Struggles International			1.6

Korn/Ferry International			1.6

Thor Industries			1.5

Mariner Energy			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			19.9%

Natural Resources			14.4

Industrial Services			13.4

Consumer Products			10.5

Technology			10.0

Consumer Services			9.2

Financial Intermediaries			4.5

Health			4.0

Financial Services			1.2

Cash and Cash Equivalents			12.9

Royce Capital Fund — Small-Cap Portfolio

Managers’ Discussion
Royce Capital Fund—Small-Cap Portfolio (RCS) made its way successfully through the pleasantly buoyant waters of 2007’s first half, with notable results on both an absolute and relative basis. The Fund gained 10.6% for the year-to-date period ended 6/30/07, versus a return of 6.5% for its small-cap benchmark, the Russell 2000. RCS’s attractive absolute results increased through the year’s first six months, as did its relative performance advantage. In the first quarter, the Fund was up 2.7% versus 2.0% for the small-cap index, while the Fund outpaced the Russell 2000 by a much larger margin in the second quarter, up 7.7% versus 4.4% for the benchmark. RCS also had a strong showing from the interim small-cap peak on 2/22/07 through 6/30/07, up 5.8% versus 1.0% for the Russell 2000.
     From the previous small-cap market peak on 3/9/00 through 6/30/07, RCS was up 225.7% versus a 50.8% result for the small-cap index. The Fund also established a lead over its benchmark during the mostly bullish phase from 10/9/02 through 6/30/07, gaining 191.3% versus the Russell 2000’s 169.9% return. These strong market cycle results were a key factor in RCS’s outperformance of the benchmark over calendar-based periods. The Fund outpaced the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/27/96) periods ended 6/30/07. RCS’s average annual total return since inception was 16.0%.
     We were both surprised and delighted by the strength of the market in the first half. A particular satisfaction came from the success of smaller companies with low leverage and other financial characteristics that signify quality to us. Investors’ desire for higher-quality—which was in stark contrast to what often found favor within small-cap during 2006—was only underscored by both the undoing of the subprime market and a couple of well-publicized hedge fund unravelings. After a couple of years of showing a seemingly insatiable appetite for risk and speculation, investors began to recognize the quieter charms of successful businesses with established records of earnings and strong balance sheets. What accounted for this sudden shift in taste remains mysterious, but we were only too pleased to see more attention paid to the kind of companies that we seek in the Fund’s portfolio.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Florida Rock Industries	$2,905,256

Chaparral Steel	2,593,210

Unit Corporation	1,965,991

Oil States International	1,709,142

Inter Parfums	1,486,371

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for changes or expenses of the variable contracts of retirement plans investing in the Fund. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RCS reflects Investment Class results. Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

14  |  Royce Capital Fund 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

      Positive performances could be found throughout the portfolio, yet nothing was as impressive as the dollar-based net gains in the Industrial Products sector, which more than doubled that of the next-best performing sector, Natural Resources. The Industrial Products sector was home to the Fund’s top two performing holdings: Florida Rock Industries and Chaparral Steel. Although we first bought its shares in RCS’ portfolio in 1997, we have owned shares of construction aggregates business Florida Rock Industries in other Royce-managed portfolios for more than 20 years. In February 2007, the company was acquired by a larger competitor at a substantial premium. We finished selling our stake in April. The firm was consistently attractive to us as a conservatively capitalized, well-run business in a cyclical industry that has historically garnered attention from value investors. Chaparral Steel, from the metal fabrication and distribution industry, also enjoyed noteworthy net gains in the first half, thanks to ongoing success in its business and takeover talk (finally made official in July). The Natural Resources sector was led by oil and gas and energy services holdings, while in Technology components and systems, and telecommunications were especially strong.
     Although all but one sector posted net gains—and the net losses in the Consumer Services sector were modest on a dollar basis—even the best performance periods have their blemishes. Trepidation about the company’s ability to effectively manage its way out of a period of lackluster performance, along with recent tough times for retail stores, drove us to a significant reduction of

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
our position in shoe retailer, The Finish Line. A decidedly negative reaction by investors to the acquisition of a competitor announced in June only served to exacerbate our anxiety, and we were part of that month’s sell-off. We had been building a position in semiconductor equipment maker Semitool since June 2001. A recent reduction in projected quarterly revenues led us to begin reducing our position in May. Although it fits the profile of what we like in technology companies—an attractive niche business in the picks and shovels end of the sector and a balance sheet with little debt—its stock price volatility in the first half concerned us enough to start selling.

Finish Line (The) Cl. A	$1,099,152

Semitool	944,148

Universal Stainless & Alloy Products	832,610

LECG Corporation	641,972

Knight Capital Group Cl. A	630,625

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$1,066 million

Weighted Average P/E Ratio			15.6x

Weighted Average P/B Ratio			2.4x

Weighted Average Yield			0.6%

Fund Net Assets			$354 million

Number of Holdings			93

Symbol
Investment Class			RCPFX
Service Class			RCSSX

The Funds’ P/E calculation excludes companies with zero or negative earnings.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RCS	14.91%	15.07	0.99

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Royce Capital Fund 2007 Semiannual Report to Shareholders  |  15

[This page intentionally left blank.]

16  |  Royce Capital Fund 2007 Semiannual Report to Shareholders

Schedules of Investments	June 30, 2007 (unaudited)

Royce Capital Fund – Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 85.4%

Consumer Products – 4.5%
Apparel and Shoes - 2.8%
Jos. A. Bank Clothiers [a,b]	107,900	$4,474,613
LaCrosse Footwear	213,208	3,852,669
Stride Rite	197,600	4,003,376
True Religion Apparel [a,b]	315,900	6,422,247

		18,752,905

Food/Beverage/Tobacco - 1.0%
Boston Beer Cl. A [a,b]	34,400	1,353,640
Jones Soda [a]	140,000	1,962,800
Monterey Gourmet Foods [a]	331,600	1,415,932
Reliv International	181,000	1,900,500

		6,632,872

Sports and Recreation - 0.3%
Arctic Cat	103,000	2,039,400

Other Consumer Products - 0.4%
RC2 Corporation [a,b]	74,800	2,992,748

Total (Cost $20,866,013)		30,417,925

Consumer Services – 5.2%
Direct Marketing - 0.1%
Dover Saddlery [a,b]	120,065	857,264

Leisure and Entertainment - 1.2%
FortuNet [a,b]	138,200	1,394,438
4Kids Entertainment [a,b]	113,000	1,695,000
New Frontier Media	566,600	4,940,752

		8,030,190

Restaurants and Lodgings - 0.3%
Benihana Cl. A [a]	97,930	1,958,600

Retail Stores - 2.3%
A.C. Moore Arts & Crafts [a,b]	205,500	4,029,855
Buckle (The)	79,350	3,126,390
Build-A-Bear Workshop [a,b]	60,000	1,568,400
Cache [a,b]	308,800	4,097,776
Cato Corporation Cl. A	124,500	2,731,530

		15,553,951

Other Consumer Services - 1.3%
Collectors Universe	261,807	4,003,029
Lincoln Educational Services [a,b]	220,304	3,273,717
Renaissance Learning	111,700	1,468,855

		8,745,601

Total (Cost $29,524,249)		35,145,606

Financial Intermediaries – 4.2%
Banking - 1.0%
Bancorp (The) [a,b]	127,528	2,851,526
Canadian Western Bank	150,800	3,997,740

		6,849,266

Insurance - 2.2%
AmCOMP [a,b]	197,400	1,924,650
American Safety Insurance Holdings [a]	163,200	3,889,056
Argonaut Group [b]	108,000	3,370,680
Navigators Group [a,b]	56,300	3,034,570
United Fire & Casualty	78,630	2,781,929

		15,000,885

	SHARES	VALUE
Securities Brokers - 1.0%
Cowen Group [a,b]	196,900	$3,526,479
Sanders Morris Harris Group	255,400	2,972,856

		6,499,335

Total (Cost $17,581,362)		28,349,486

Financial Services – 0.5%
Investment Management - 0.5%
ADDENDA Capital	163,100	3,467,932

Total (Cost $3,535,767)		3,467,932

Health – 11.1%
Drugs and Biotech - 4.9%
Barrier Therapeutics [a,b]	186,400	1,211,600
Cell Genesys [a,b]	285,500	956,425
Cerus Corporation [a,b]	398,000	2,690,480
DUSA Pharmaceuticals [a,b]	444,849	1,370,135
Dyax Corporation [a,b]	622,316	2,607,504
Genitope Corporation [a,b]	311,000	1,200,460
Halozyme Therapeutics [a,b]	368,200	3,398,486
Idenix Pharmaceuticals [a,b]	229,500	1,354,050
Infinity Pharmaceuticals [a,b]	116,925	1,272,144
Lexicon Pharmaceuticals [a,b]	612,600	1,966,446
Maxygen [a,b]	183,000	1,568,310
Neogen Corporation [a,b]	116,700	3,356,292
Orchid Cellmark [a]	1,009,200	4,682,688
†ULURU [a,b]	694,800	3,265,560
Zila [a,b]	1,419,500	1,973,105

		32,873,685

Health Services - 0.9%
Bio-Imaging Technologies [a]	303,823	2,075,111
Hooper Holmes [a]	585,700	1,962,095
U.S. Physical Therapy [a]	136,400	1,837,308

		5,874,514

Medical Products and Devices - 5.0%
Anika Therapeutics [a]	123,252	1,872,198
Bruker BioSciences [a]	506,543	4,563,952
Caliper Life Sciences [a,b]	321,000	1,505,490
Exactech [a,b]	149,000	2,395,920
Kensey Nash [a,b]	110,000	2,949,100
Langer [a]	360,300	1,974,444
Merit Medical Systems [a,b]	176,600	2,112,136
Minrad International [a,b]	293,400	1,739,862
NMT Medical [a,b]	174,000	2,067,120
Possis Medical [a,b]	156,200	1,699,456
Shamir Optical Industry [a,b]	145,700	1,433,688
Syneron Medical [a,b]	69,700	1,739,015
Synovis Life Technologies [a]	92,800	1,336,320
Thermage [a]	222,200	1,857,592
Young Innovations	141,200	4,120,216

		33,366,509

Personal Care - 0.3%
Nutraceutical International [a]	146,500	2,427,505

Total (Cost $69,173,693)		74,542,213

Industrial Products – 10.5%
Automotive - 0.5%
Aftermarket Technology [a]	108,900	3,232,152

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2007 Semiannual Report to Shareholders | 17

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio (continued)

	SHARES	VALUE
Industrial Products (continued)
Building Systems and Components - 2.3%
AAON	141,450	$4,505,183
Drew Industries [a,b]	160,600	5,322,284
Flanders Corporation [a,b]	195,334	1,504,072
LSI Industries	218,750	3,915,625

		15,247,164

Industrial Components - 0.4%
Powell Industries [a]	76,200	2,420,112

Machinery - 2.0%
Eagle Test Systems [a]	367,100	5,895,626
Key Technology [a]	153,200	3,431,680
T-3 Energy Services [a]	116,297	3,890,135

		13,217,441

Metal Fabrication and Distribution - 4.1%
Dynamic Materials	168,600	6,322,500
Metal Management	125,600	5,535,192
Novamerican Steel [a,b]	172,047	9,175,267
Olympic Steel	207,600	5,949,816
Samuel Manu-Tech	78,800	915,049

		27,897,824

Specialty Chemicals and Materials - 0.5%
American Vanguard	111,033	1,589,993
Hawkins	128,300	1,982,235

		3,572,228

Other Industrial Products - 0.7%
Electro Rent	95,100	1,382,754
Peerless Manufacturing [a,b]	156,600	3,230,658

		4,613,412

Total (Cost $47,751,644)		70,200,333

Industrial Services – 11.8%
Commercial Services - 4.0%
Barrett Business Services	84,099	2,172,277
BB Holdings [a]	693,924	3,657,857
CorVel Corporation [a,b]	78,225	2,044,802
GP Strategies [a]	336,100	3,656,768
Intersections [a]	301,042	3,010,420
LECG Corporation [a,b]	384,259	5,806,154
†Metalico [a,b]	158,500	1,260,075
OneSource Services [a]	48,631	627,439
†PeopleSupport [a,b]	149,387	1,695,542
Willdan Group [a]	258,300	2,531,340

		26,462,674

Engineering and Construction - 3.0%
Cavalier Homes [a]	405,700	1,983,873
Cavco Industries [a,b]	171,481	6,433,967
Exponent [a]	354,500	7,930,165
Sterling Construction [a,b]	187,000	3,955,050

		20,303,055

Food and Tobacco Processors - 0.9%
Omega Protein [a,b]	340,300	3,151,178
Zapata Corporation [a]	369,300	2,492,775

		5,643,953

Printing - 1.1%
CSS Industries	64,000	2,535,040
Courier Corporation	76,718	3,068,720
Ennis	81,500	1,916,880

		7,520,640

	SHARES	VALUE
Transportation and Logistics - 2.8%
†Euroseas	332,100	$4,735,746
Marten Transport [a,b]	228,949	4,123,372
Patriot Transportation Holding [a,b]	54,409	4,717,260
Vitran Corporation Cl. A [a]	251,050	5,357,407

		18,933,785

Total (Cost $62,266,598)		78,864,107

Natural Resources – 16.0%
Energy Services - 4.6%
Dawson Geophysical [a]	21,900	1,345,974
†Flotek Industries [a,b]	69,500	4,166,525
Gulf Island Fabrication	184,200	6,391,740
TGC Industries [a]	361,588	3,941,309
Tesco Corporation [a]	224,400	7,079,820
Total Energy Services Trust	513,900	5,403,126
World Energy Solutions [a]	1,913,200	2,783,816

		31,112,310

Oil and Gas - 3.5%
Bronco Drilling [a]	458,200	7,519,062
Edge Petroleum [a,b]	507,200	7,105,872
Particle Drilling Technologies [a,b]	332,200	730,840
PetroCorp [a,c]	163,200	0
Pioneer Drilling [a]	152,500	2,273,775
Savanna Energy Services [a]	166,084	3,118,216
Superior Well Services [a,b]	50,800	1,290,828
TXCO Resources [a,b]	149,900	1,540,972

		23,579,565

Precious Metals and Mining - 7.9%
Alamos Gold [a]	429,200	2,216,006
†Allied Nevada Gold [a,b]	218,609	942,205
Central African Gold [a]	1,151,500	1,260,219
Central African Gold (Warrants) [a]	2,099,131	421,527
Eldorado Gold [a,b]	200,000	1,166,000
Endeavour Mining Capital	694,900	6,249,371
Endeavour Silver [a]	428,100	1,930,731
Entree Gold [a,b]	988,700	2,422,315
First Majestic Silver [a,b]	775,800	3,291,824
Gammon Gold [a,b]	350,447	4,422,641
Greystar Resources [a]	305,300	2,006,196
Hecla Mining [a,b]	320,500	2,737,070
Kingsgate Consolidated	742,975	3,495,914
Metallica Resources [a,b]	658,500	2,963,250
Midway Gold [a]	782,900	2,021,098
Miramar Mining [a,b]	338,000	1,450,020
Northern Orion Resources [a]	976,800	5,557,992
Quaterra Resources [a]	542,500	1,919,948
Silvercorp Metals [a]	105,800	1,792,715
U.S. Gold [a]	498,600	2,742,300
Western Copper [a,b]	1,252,500	1,940,038

		52,949,380

Total (Cost $72,149,579)		107,641,255

Technology – 16.8%
Aerospace and Defense - 2.3%
†Aerovironment [a,b]	118,970	2,451,972
†American Science & Engineering [a,b]	50,500	2,870,925
Axsys Technologies [a,b]	163,600	3,499,404
Ducommun [a]	132,900	3,419,517

18 | Royce Capital Fund 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE
Technology (continued)
Aerospace and Defense (continued)
Integral Systems	105,000	$2,552,550
TVI Corporation [a,b]	1,332,490	772,844

		15,567,212

Components and Systems - 2.7%
Digi International [a]	256,200	3,776,388
Excel Technology [a]	143,200	4,001,008
Perceptron [a]	106,708	1,055,342
Performance Technologies [a]	369,000	1,667,880
TTM Technologies [a,b]	606,200	7,880,600

		18,381,218

Internet Software and Services - 1.9%
Answers Corporation [a,b]	144,100	1,779,635
CryptoLogic	106,000	2,586,400
EDGAR Online [a,b]	337,000	909,900
Jupitermedia Corporation [a,b]	458,207	3,335,747
Packeteer [a,b]	226,300	1,767,403
SupportSoft [a]	372,100	2,031,666

		12,410,751

IT Services - 0.8%
Entrust [a,b]	471,600	1,914,696
MAXIMUS	81,000	3,513,780

		5,428,476

Semiconductors and Equipment - 5.3%
Advanced Energy Industries [a]	141,100	3,197,326
Cascade Microtech [a]	184,763	2,215,308
CEVA [a]	436,500	3,710,250
†Genesis Microchip [a,b]	310,000	2,901,600
Ikanos Communications [a,b]	261,900	1,993,059
Integrated Silicon Solution [a,b]	459,824	2,896,891
MIPS Technologies [a]	25,000	219,750
NetList [a,b]	641,800	2,246,300
Nextest Systems [a,b]	393,500	5,379,145
PDF Solutions [a,b]	340,900	4,032,847
QuickLogic Corporation [a]	287,800	768,426
†STEC [a,b]	198,000	1,273,140
Semitool [a,b]	253,500	2,436,135
Staktek Holdings [a,b]	664,900	2,613,057

		35,883,234

Software - 1.9%
Descartes Systems Group (The) [a]	240,000	988,800
Fundtech [a]	128,100	1,856,169
iPass [a,b]	471,500	2,555,530
Moldflow Corporation [a]	77,300	1,699,054
NetScout Systems [a,b]	311,500	2,700,705
Pervasive Software [a]	168,505	775,123
PLATO Learning [a,b]	425,978	1,959,499

		12,534,880

Telecommunications - 1.9%
Anaren [a,b]	198,100	3,488,541
Atlantic Tele-Network	160,250	4,589,560
†EFJ [a,b]	200,000	1,078,000
Hurray! Holding Company ADR [a]	202,000	909,000
KVH Industries [a,b]	181,900	1,595,263
PC-Tel [a]	125,000	1,093,750

		12,754,114

Total (Cost $103,274,933)		112,959,885

		VALUE
Miscellaneous [d]– 4.8%
Total (Cost $30,222,770)		$31,927,401

TOTAL COMMON STOCKS
(Cost $456,346,608)		573,516,143

REPURCHASE AGREEMENTS – 16.4%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,
maturity value $45,070,147 (collateralized
by obligations of various U.S. Government
Agencies, valued at $46,181,013)
(Cost $45,051,000)		45,051,000

Lehman Brothers (Tri-Party),
5.05% dated 6/29/07, due 7/2/07,
maturity value $65,027,354 (collateralized
by obligations of various U.S. Government
Agencies, valued at $66,328,151)
(Cost $65,000,000)		65,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $110,051,000)		110,051,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 15.3%
U.S. Treasury Bonds 6.25%-8.875%
due 2/15/19-8/15/23	$146	149
U.S. Treasury Notes 4.75%
due 2/15/10	254	259
U.S. Treasury Strip-Principal
due 5/15/17-11/15/21	31	31
U.S. Treasury Strip-Interest
due 8/15/23	2	2
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.27%)		102,917,723

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED (Cost $102,918,164)		102,918,164

TOTAL INVESTMENTS – 117.1%
(Cost $669,315,772)		786,485,307
LIABILITIES LESS CASH
AND OTHER ASSETS – (17.1)%		(114,783,040)

NET ASSETS – 100.0%		$671,702,267

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2007 Semiannual Report to Shareholders | 19

Schedules of Investments

Royce Capital Fund — Small-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 87.1%

Consumer Products – 10.5%
Apparel and Shoes - 3.6%
K-Swiss Cl. A [b]	102,400	$2,900,992
Stride Rite [b]	240,100	4,864,426
Timberland Company Cl. A [a,b]	24,600	619,674
†Tween Brands [a,b]	96,700	4,312,820

		12,697,912

Home Furnishing and Appliances - 1.8%
Ethan Allen Interiors [b]	108,900	3,729,825
Stanley Furniture [b]	134,800	2,768,792

		6,498,617

Sports and Recreation - 2.2%
Thor Industries [b]	120,600	5,443,884
Winnebago Industries [b]	76,000	2,243,520

		7,687,404

Other Consumer Products - 2.9%
RC2 Corporation [a,b]	169,220	6,770,492
†Sonic Solutions [a,b]	287,000	3,619,070

		10,389,562

Total (Cost $32,606,410)		37,273,495

Consumer Services – 9.2%
Direct Marketing - 1.3%
Nu Skin Enterprises Cl. A [b]	274,000	4,521,000

Leisure and Entertainment - 0.8%
International Speedway Cl. A [b]	56,100	2,957,031

Media and Broadcasting - 1.0%
Westwood One [b]	470,000	3,379,300

Restaurants and Lodgings - 1.2%
CEC Entertainment [a,b]	125,700	4,424,640

Retail Stores - 4.9%
Buckle (The) [b]	124,400	4,901,360
Cato Corporation Cl. A [b]	204,000	4,475,760
Deb Shops	95,000	2,626,750
†Dress Barn (The) [a,b]	179,200	3,677,184
Finish Line (The) Cl. A [b]	164,800	1,501,328

		17,182,382

Total (Cost $32,012,540)		32,464,353

Financial Intermediaries – 4.5%
Insurance - 2.5%
Assured Guaranty [b]	134,800	3,984,688
†Max Capital Group [b]	110,103	3,115,915
ProAssurance Corporation [a,b]	14,100	784,947
Security Capital Assurance [b]	34,200	1,055,754

		8,941,304

Securities Brokers - 2.0%
Knight Capital Group Cl. A [a,b]	417,700	6,933,820

Total (Cost $14,123,737)		15,875,124

Financial Services – 1.2%
Information and Processing - 1.2%
eFunds Corporation [a,b]	116,800	4,121,872

Total (Cost $1,537,914)		4,121,872

	SHARES	VALUE
Health – 4.0%
Drugs and Biotech - 0.2%
Alpharma Cl. A [a,b]	28,300	$736,083

Health Services - 0.8%
U.S. Physical Therapy [a]	201,200	2,710,164

Medical Products and Devices - 0.7%
Vital Signs [b]	47,300	2,627,515

Personal Care - 2.3%
Inter Parfums [b]	188,000	5,004,560
Nutraceutical International [a]	184,104	3,050,603

		8,055,163

Total (Cost $11,836,294)		14,128,925

Industrial Products – 19.9%
Automotive - 0.8%
Dorman Products [a,b]	120,459	1,664,743
†Miller Industries [a,b]	52,800	1,325,280

		2,990,023

Building Systems and Components - 2.3%
Drew Industries [a,b]	123,200	4,082,848
Simpson Manufacturing [b]	118,800	4,008,312

		8,091,160

Construction Materials - 1.3%
Eagle Materials [b]	94,400	4,630,320

Industrial Components - 0.8%
†Bel Fuse Cl. A [b]	8,466	313,073
Bel Fuse Cl. B [b]	69,388	2,361,274

		2,674,347

Machinery - 7.6%
Applied Industrial Technologies [b]	142,900	4,215,550
Eagle Test Systems [a,b]	170,169	2,732,914
Graco [b]	53,500	2,154,980
Lincoln Electric Holdings [b]	50,500	3,749,120
MTS Systems [b]	97,509	4,355,727
Rofin-Sinar Technologies [a,b]	65,300	4,505,700
†T-3 Energy Services [a]	9,900	331,155
Woodward Governor [b]	91,200	4,894,704

		26,939,850

Metal Fabrication and Distribution - 5.8%
Chaparral Steel	80,714	5,800,915
Metal Management [b]	103,800	4,574,466
†Quanex Corporation [b]	76,100	3,706,070
†Schnitzer Steel Industries Cl. A [b]	60,300	2,890,782
†Universal Stainless & Alloy Products [a,b]	104,117	3,668,042

		20,640,275

Specialty Chemicals and Materials - 1.3%
Westlake Chemical [b]	161,700	4,547,004

Total (Cost $53,198,693)		70,512,979

Industrial Services – 13.4%
Commercial Services - 9.3%
Barrett Business Services [b]	165,226	4,267,788
Heidrick & Struggles International [a,b]	112,000	5,738,880
†Kforce [a,b]	212,500	3,395,750
Korn/Ferry International [a,b]	213,400	5,603,884
Labor Ready [a,b]	223,800	5,172,018
LECG Corporation [a,b]	343,191	5,185,616

20 | Royce Capital Fund 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
†Navigant Consulting [a,b]	139,200	$2,583,552
SM&A [a,b]	116,934	819,707

		32,767,195

Engineering and Construction - 0.5%
Exponent [a]	78,616	1,758,640

Transportation and Logistics - 3.6%
Arkansas Best [b]	96,300	3,752,811
†Heartland Express [b]	243,800	3,973,940
†Nordic American Tanker Shipping [b]	39,300	1,605,012
†Pacer International [b]	148,900	3,502,128

		12,833,891

Total (Cost $42,691,239)		47,359,726

Natural Resources – 14.4%
Energy Services - 4.6%
Ensign Energy Services	208,900	3,725,980
Oil States International [a,b]	179,900	7,437,066
Patterson-UTI Energy	35,400	927,834
RPC [b]	241,000	4,106,640

		16,197,520

Oil and Gas - 8.2%
Cimarex Energy [b]	58,518	2,306,194
†Grey Wolf [a,b]	209,000	1,722,160
Mariner Energy [a,b]	223,200	5,412,600
St. Mary Land & Exploration [b]	165,100	6,045,962
Superior Well Services [a,b]	201,769	5,126,950
Unit Corporation [a,b]	134,000	8,429,940

		29,043,806

Precious Metals and Mining - 1.6%
Agnico-Eagle Mines	105,000	3,832,500
Pan American Silver [a,b]	77,500	2,040,575

		5,873,075

Total (Cost $37,161,664)		51,114,401

Technology – 10.0%
Components and Systems - 1.9%
Digi International [a,b]	168,200	2,479,268
Rimage Corporation [a,b]	92,897	2,934,616
Tektronix [b]	41,400	1,396,836

		6,810,720

Distribution - 0.8%
Insight Enterprises [a,b]	120,600	2,721,942

IT Services - 1.0%
Perot Systems Cl. A [a,b]	220,500	3,757,320

	SHARES	VALUE
Semiconductors and Equipment - 4.0%
Cirrus Logic [a,b]	224,718	$1,865,160
Entegris [a,b]	242,400	2,879,712
Fairchild Semiconductor International [a]	89,300	1,725,276
IXYS Corporation [a,b]	164,700	1,375,245
†MKS Instruments [a,b]	85,600	2,371,120
Nextest Systems [a]	164,500	2,248,715
Semitool [a,b]	181,889	1,747,953

		14,213,181

Software - 2.1%
iPass [a,b]	316,280	1,714,238
ManTech International Cl. A [a,b]	118,300	3,647,189
PAR Technology [a,b]	42,300	359,973
Pervasive Software [a]	379,372	1,745,111

		7,466,511

Telecommunications - 0.2%
ADTRAN [b]	30,600	794,682

Total (Cost $30,688,907)		35,764,356

TOTAL COMMON STOCKS
(Cost $255,857,398)		308,615,231

REPURCHASE AGREEMENT – 13.0%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,
maturity value $45,899,499 (collateralized
by obligations of various U.S. Government
Agencies, valued at $47,030,100)
(Cost $45,880,000)		45,880,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 22.6%
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.27%)
(Cost $80,228,788)		80,228,788

TOTAL INVESTMENTS – 122.7%
(Cost $381,966,186)		434,724,019

LIABILITIES LESS CASH
AND OTHER ASSETS – (22.7)%		(80,426,452)

NET ASSETS – 100.0%		$354,297,567

[a]	Non-income producing.

[b]	All or a portion of these securities were on loan at June 30, 2007.

[c]	A security for which market quotations are no longer readily available represents 0.0% of net assets for Royce Micro-Cap Portfolio. This security has been valued at its fair value under procedures established by the Fund’s Board of Trustees.

[d]	Includes securities first acquired in 2007 and less than 1% of net assets.

†	New additions in 2007.

Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2007 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2007 Semiannual Report to Shareholders | 21

Statements of Assets and Liabilities	June 30, 2007 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value (including collateral on loaned securities) *	$676,434,307	$388,844,019
Repurchase agreements (at cost and value)	110,051,000	45,880,000
Cash	33,383	358
Receivable for investments sold	1,567,561	654,052
Receivable for capital shares sold	562,082	392,654
Receivable for dividends and interest	436,098	107,675
Prepaid expenses and other assets	3,260	1,614

Total Assets	789,087,691	435,880,372

LIABILITIES:
Payable for collateral on loaned securities	102,918,164	80,228,788
Payable for investments purchased	12,786,791	948,731
Payable for capital shares redeemed	858,906	42,439
Payable for investment advisory fees	685,502	291,085
Accrued expenses	136,061	71,762

Total Liabilities	117,385,424	81,582,805

Net Assets	$671,702,267	$354,297,567

ANALYSIS OF NET ASSETS:
Paid-in capital	$456,404,922	$266,715,469
Undistributed net investment income (loss)	2,042,846	1,723,466
Accumulated net realized gain (loss) on investments and foreign currency	96,084,909	33,100,711
Net unrealized appreciation (depreciation) on investments and foreign currency	117,169,590	52,757,921

Net Assets	$671,702,267	$354,297,567

Investment Class	$669,616,944	$352,214,036
Service Class	2,085,323	2,083,531

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	42,528,891	29,846,127
Service Class	132,737	176,881

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) (offering and redemption price per share)
Investment Class	$15.74	$11.80
Service Class	15.71	11.78

*Investments at identified cost	$559,264,772	$336,086,186
Market value of loaned securities	98,643,889	77,666,184

22 | Royce Capital Fund 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Six months ended		Six months ended
	6/30/07	Year ended	6/30/07	Year ended
	(unaudited)	12/31/06	(unaudited)	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$837,485	$(438,651)	$1,543,636	$180,298
Net realized gain (loss) on investments and foreign currency	42,637,250	61,308,861	17,278,053	15,832,811
Net change in unrealized appreciation (depreciation) on investments and foreign currency	12,117,141	27,296,223	13,051,835	16,638,306

Net increase (decrease) in net assets from investment operations	55,591,876	88,166,433	31,873,524	32,651,415

DISTRIBUTIONS:
Net investment income
Investment Class	–	(947,018)	–	(160,670)
Service Class	–	(1,059)	–	–
Net realized gain on investments and foreign currency
Investment Class	–	(28,847,326)	–	(11,959,081)
Service Class	–	(35,126)	–	(4,597)

Total distributions	–	(29,830,529)	–	(12,124,348)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	99,628,805	168,827,134	62,769,454	99,650,121
Service Class	785,455	1,242,229	2,076,698	100,000
Distributions reinvested
Investment Class	–	29,794,340	–	12,119,749
Service Class	–	36,184	–	4,596
Value of shares redeemed
Investment Class	(46,714,883)	(79,785,472)	(16,366,650)	(45,248,435)
Service Class	(107,465)	(1,273)	(247,109)	–

Net increase (decrease) in net assets from capital share transactions	53,591,912	120,113,142	48,232,393	66,626,031

NET INCREASE (DECREASE) IN NET ASSETS	109,183,788	178,449,046	80,105,917	87,153,098
NET ASSETS:
Beginning of period	562,518,479	384,069,433	274,191,650	187,038,552

End of period	$671,702,267	$562,518,479	$354,297,567	$274,191,650

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$2,042,846	$1,205,361	$1,723,466	$179,830

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2007 Semiannual Report to Shareholders | 23

Statements of Operations	Six Months Ended June 30, 2007 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$2,074,437	$2,249,559
Interest	2,532,679	930,452
Securities lending	219,695	–

Total income	4,826,811	3,180,011

Expenses:
Investment advisory fees	3,833,099	1,558,636
Distribution fees	2,012	1,525
Shareholder reports	47,946	14,499
Custody	34,217	17,641
Administrative and office facilities	23,128	11,469
Trustees’ fees	23,067	11,595
Shareholder servicing	13,231	11,628
Audit	12,776	12,636
Legal	2,833	1,404
Registration	2,588	1,882
Other expenses	21,647	5,793

Total expenses	4,016,544	1,648,708
Compensating balance credits	(21,901)	(7,094)
Fees waived by distributor	(2,012)	(1,525)
Expenses reimbursed by investment adviser-Service Class	(3,305)	(3,714)

Net expenses	3,989,326	1,636,375

Net investment income (loss)	837,485	1,543,636

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliates	42,743,379	17,278,053
Affiliated Companies	(106,129)	–
Net change in unrealized appreciation (depreciation) on investments and foreign currency	12,117,141	13,051,835

Net realized and unrealized gain (loss) on investments and foreign currency	54,754,391	30,329,888

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$55,591,876	$31,873,524

24 | Royce Capital Fund 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
†2007	$14.40	$0.02	$1.32	$1.34	$–	$–	$–	$15.74	9.31	%**	$669,617	1.31	%*	1.30	%*	1.30	%*	0.27%*	24%
2006	12.57	0.01	2.63	2.64	(0.03)	(0.78)	(0.81)	14.40	21.07		561,257	1.32		1.31		1.31		(0.09)	41
2005	11.50	(0.05)	1.38	1.33	(0.06)	(0.20)	(0.26)	12.57	11.61		384,069	1.33		1.33		1.33		(0.51)	38
2004	10.90	(0.09)	1.58	1.49	–	(0.89)	(0.89)	11.50	13.85		345,499	1.34		1.34		1.34		(0.78)	38
2003	7.60	(0.08)	3.80	3.72	–	(0.42)	(0.42)	10.90	49.16		249,652	1.36		1.36		1.35		(0.84)	41
2002	9.00	(0.08)	(1.08)	(1.16)	–	(0.24)	(0.24)	7.60	(12.87)		133,944	1.38		1.38		1.35		(0.88)	27

Micro-Cap Portfolio – Service Class(a)
†2007	$14.39	$0.00	$1.32	$1.32	$–	$–	$–	$15.71	9.17	%**	$2,085	2.25	%*	2.24	%*	1.58	%*	0.02%*	24%
2006	14.90	(0.04)	0.34	0.30	(0.02)	(0.79)	(0.81)	14.39	2.06	**	1,262	8.67	*	8.67	*	1.58	*	0.16 *	41

Small-Cap Portfolio – Investment Class
†2007	$10.67	$0.06	$1.07	$1.13	$–	$–	$–	$11.80	10.59	%**	$352,214	1.05	%*	1.05	%*	1.05	%*	0.99%*	35%
2006	9.67	0.00	1.51	1.51	(0.01)	(0.50)	(0.51)	10.67	15.57		274,089	1.08		1.08		1.08		0.08)	54
2005	9.00	0.01	0.76	0.77	–	(0.10)	(0.10)	9.67	8.56		187,039	1.11		1.11		1.11		0.11	45
2004	7.59	(0.05)	1.93	1.88	–	(0.47)	(0.47)	9.00	24.95		110,911	1.14		1.14		1.14		(0.62)	47
2003	5.71	(0.04)	2.38	2.34	–	(0.46)	(0.46)	7.59	41.10		57,391	1.21		1.21		1.21		(0.55)	70
2002	6.66	(0.05)	(0.87)	(0.92)	–	(0.03)	(0.03)	5.71	(13.81)		18,190	1.87		1.87		1.35		(0.80)	53

Small-Cap Portfolio – Service Class(a)
†2007	$10.67	$0.03	$1.08	$1.11	$–	$–	$–	$11.78	10.40	%**	$2,084	2.23	%*	2.22	%*	1.36	%*	0.58%*	35%
2006	10.85	(0.01)	0.33	0.32	–	(0.50)	(0.50)	10.67	2.94	**	103	15.77	*	15.77	*	1.36	*	(0.12)*	54
(a)	The Class commenced operations on May 2, 2006.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2007 (unaudited).
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2007 Semiannual Report to Shareholders | 25

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration, shareholder reports, compensating balance credits and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
     The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Compensating Balance Credits:
     The Fund has arrangements with its custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days.

26 | Royce Capital Fund 2007 Semiannual Report to Shareholders

Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities Lending:
     The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the six months ended June 30, 2007.

Recent Accounting Pronouncements:
     Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 was adopted for the Funds on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.
     FASB Statement of Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

Capital Share Transactions (in shares):

			Shares issued for reinvestment		Shares		Net increase (decrease) in
	Shares sold		of distributions		redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/07	Period ended	6/30/07	Period ended	6/30/07	Period ended	6/30/07	Period ended
	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06

Micro-Cap Portfolio
Investment Class	6,651,249	12,072,766	–	2,086,439	(3,096,194)	(5,736,206)	3,555,055	8,422,999
Service Class	52,106	85,242	–	2,536	(7,060)	(87)	45,046	87,691

Small-Cap Portfolio
Investment Class	5,613,803	9,674,258	–	1,135,871	(1,445,066)	(4,474,336)	4,168,737	6,335,793
Service Class	189,393	9,217	–	431	(22,160)	–	167,233	9,648

Royce Capital Fund 2007 Semiannual Report to Shareholders | 27

Notes to Financial Statements (unaudited) (continued)

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse expenses to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% and 1.36% for the Service Classes of Micro-Cap Portfolio and Small-Cap Portfolio, respectively, through December 31, 2007. For the six months ended June 30, 2007, Micro-Cap Portfolio recorded advisory fees of $3,833,099 and Small-Cap Portfolio recorded advisory fees of $1,558,636.

 Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the six months ended June 30, 2007, Micro-Cap Portfolio-Service Class recorded net distribution fees of $0 and Small-Cap Portfolio-Service Class recorded net distribution fees of $0.

 Purchases and Sales of Investment Securities:
       For the six months ended June 30, 2007, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$169,516,039	$125,309,442
Small-Cap Portfolio	133,018,389	97,221,522

Class Specific Expenses:
Class specific expenses were as follows:
							Expenses
	Net				Transfer Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Micro-Cap Portfolio – Investment Class	$–	$8,219	$47,238	$2,556	$(6,814)	$51,199	$–
Micro-Cap Portfolio – Service Class	–	5,012	708	32	(25)	5,727	3,305
	–	13,231	47,946	2,588	(6,839)
Micro-Cap Portfolio – Investment Class	–	6,622	13,829	1,828	(3,485)	18,794	–
Micro-Cap Portfolio – Service Class	–	5,006	670	54	(12)	5,718	3,714
	–	11,628	14,499	1,882	(3,497)

Tax Information:
     At June 30, 2007, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Micro-Cap Portfolio	$669,359,286	$117,126,021	$140,613,772	$23,487,751
Micro-Cap Portfolio	381,969,791	52,754,228	58,344,466	5,590,238

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

Transactions in Affiliated Companies:
     An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2007.

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/06	12/31/06	Purchases	Sales	(Loss)	Income	6/30/07	6/30/07
Micro-Cap Portfolio
Inforte Corporation *	396,000	$1,481,040	$2,416,930	$4,661,818	$(106,129)	$–
		$1,481,040			(106,129)	$–

*Not an Affiliated Company at June 30, 2007.

28 | Royce Capital Fund 2007 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

    As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2007 and held for the entire six-month period ended June 30, 2007. Service Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2007 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
    The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/07	6/30/07	Period (1)	1/1/07	6/30/07	Period (1)	Ratio (2)
Investment Class

Micro-Cap Portfolio	$1,000.00	$1,093.06	$6.75	$1,000.00	$1,018,36	$6.51	1.30%
Small-Cap Portfolio	1,000.00	1,105,90	5.48	1,000.00	1,019,59	5.26	1.05

Service Class

Micro-Cap Portfolio	1,000.00	1,091.73	8.19	1,000.00	1,016.95	7.90	1.58
Small-Cap Portfolio	1,000.00	1,104.03	7.09	1,000.00	1,018.04	6.80	1.36

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days (to reflect the half year period). This information does not include fees or expenses of the variable annuity contracts or retirement plans investing in the Fund.

(2)	Annualized expense ratio used to derive figures in the table based on the most recent fiscal half year.

Royce Capital Fund 2007 Semiannual Report to Shareholders | 29

Board Approval of Investment Advisory Agreements

     At meetings held on June 6-7, 2007, Royce Capital Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group”, information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as payments made to R&A or its affiliates relating to allocation of Fund brokerage fees, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:
     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iii) the consistency of R&A’s approach to managing mutual funds over more than 30 years; (iv) the integrity and high ethical standards adhered to at R&A; (v) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vi) R&A’s historical ability to attract and retain portfolio management talent and (vii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of shareholders and expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. The trustees noted that Royce Micro-Cap Portfolio’s Sharpe Ratio for the three-year, five-year and ten-year periods ended December 31, 2006 placed it in the 2nd, 1st and 1st quartile, respectively, among its Morningstar micro-cap fund peer group, and Royce Small-Cap Portfolio placed it in the 1st, 2nd and 1st quartile for the three-year, five-year and ten-year periods within Morningstar’s small blend category.
     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.
     Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether each of the Funds has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.

30 | Royce Capital Fund 2007 Semiannual Report to Shareholders

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. It was noted that Royce Micro-Cap Portfolio placed in the 2nd quartile, respectively, and Royce Small-Cap Portfolio placed in the top quartile, both among its peers.
     The trustees noted that R&A had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The trustees also considered fees charged by R&A to institutional and other clients and noted that the Funds’ advisory fees compared favorably to these other accounts.
     The entire Board, including all the non-interested trustees, approved the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

Royce Capital Fund 2007 Semiannual Report to Shareholders | 31

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2007, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2007 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

    The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, S&P SmallCap 600, and S&P 500 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

    The Funds invest primarily in securities of mid-, small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is always disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•    the Funds’ future operating results,

•    the prospects of the Funds’ portfolio companies,

•    the impact of investments that the Funds have made or may make,
•    the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•    the ability of the Funds’ portfolio companies to achieve their objectives.

      This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.

      The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

32 | Royce Capital Fund 2007 Semiannual Report to Shareholders

Postscript: Tastes Great

Our taste buds know what’s good. Just as important, they know it in an absolute sense. Whether we go for haute cuisine, burgers and fries, or both, we know what we like, and we like it for its own sake. Although everyone’s taste is subjective, when we sit down anticipating a great meal, we’re not thinking in relative terms. If we love Italian food, it’s not because it’s so enjoyable relative to French or Indian or Chinese or Tex-Mex. We simply enjoy it on its own merits. We may prefer it to other cuisines, just as we may prefer veal piccata to linguine and clams, but that’s not quite the same thing as enjoying something on a relative basis.

overlooked and—in our view, anyway—the undervalued. This can create performance disparities with our benchmark (as well as other small-cap indices), as well as the occasional bout of indigestion when the Funds experience relative underperformance. We accept these hiccups and attempt to stick to a steady diet of long-term above-average returns. Hopefully, our shareholders share our taste for the importance of absolute performance.

     So when Chuck Royce first began to say, “You can’t eat from the table of relative returns, only from the table of absolute performance,” he may have been closer than he initially imagined to describing why absolute performance goals are so critical to us at The Royce Funds. For each of our portfolios, we seek strong absolute returns over market cycle and other long-term periods.

     Of course, we understand that there will be times when this is not the case. Particularly during periods of relative underperformance, we expect to hear questions about what’s on our small-cap menu, about why we’re not beating our small-cap benchmark, or why we’re not using another index as a benchmark that happens to be doing better than our Funds are at the time. These criticisms are something of an occupational hazard and thus explain why we choose to discuss performance in both relative and absolute terms.

(This is consistent with our goal of doubling our money in four to five years with any stock that we select for our portfolios.) We may not always meet the mark, but the salient point is that we have established a target for our portfolios that’s based squarely on long-term, absolute results.

When Chuck Royce first began to say, “You can’t eat from the table of relative returns, only from the table of absolute performance,” he may have been closer than he initially imagined to describing why absolute performance goals are so critical to us at The Royce Funds. For each of our portfolios, we seek strong absolute returns over market cycle and other long-term periods.

     In many ways, we like to think of ourselves as “bench-mark agnostic.” In other words, we select companies for our portfolios based on each business’s absolute return potential, and not because we think that they can beat the return provided by a relevant small-cap index.

     As active small-cap managers, we tend to be less anxious about short-term performance as a whole than those of our peers who may be more focused on beating a benchmark or who seek to replicate an index in terms of portfolio holdings or similar industry and sector weightings. By contrast, we are strictly stock pickers, and thus our sector and industry weightings are byproducts of our focus on individual companies. This bottom-up, business-buyer’s approach tends to make our managers hungry for the

Our focus is on security selection, on the search for compelling values in the large and diverse small-cap marketplace. At the same time, however, we recognize the need to frame our Funds’ market cycle and other long-term performance for our investors. The Russell 2000 is thus useful in helping us to chart our progress, but our true appetite is best satisfied by what we love best—strong, absolute returns over the long term.

This page is not part of the 2007 Semiannual Report to Shareholders

Wealth Of Experience
With approximately $32.7 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes eight Portfolio Managers, as well as 11 assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $122 million invested in The Royce Funds.

General Information
Additional Report Copies
and Prospectus Inquiries
(800) 221-4268

www.roycefunds.com This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

TheRoyceFunds	RCF-REP-0607

Item 2. Code(s) of Ethics –  Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert – Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services – Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants – Not applicable.

Item 6. Schedule of Investments – See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders – None.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits attached hereto.
(a)(1) Not applicable.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/Charles M. Royce	BY:	/s/John D. Diederich
Charles M. Royce			John D. Diederich
President			Chief Financial Officer

Date: August 29, 2007		Date: August 29, 2007